UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2019 (June 7, 2019)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37656	47-4452789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West 26th Street, 9th Floor, New York, New York 10001

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SQBG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Sequential Brands Group, Inc. (the “Company”) was held on June 7, 2019. The stockholders of the Company voted as follows on the matters set forth below.

1.        Election of Three Class II Directors. The following nominees for director were elected to serve terms expiring at the annual meeting of stockholders in 2022, based on the following votes:

				Broker
Names	For	Against	Abstain	Non-Votes
Rodney Cohen	43,167,140	363,893	22,297	14,190,176
Stewart Leonard, Jr.	43,169,072	362,529	21,729	14,190,176
Gary Johnson	41,822,592	1,708,536	22,202	14,190,176

2.        Ratification of the Appointment of CohnReznick LLP. The appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for 2019 was ratified, based on the following votes:

			Broker
For	Against	Abstain	Non-Votes
56,148,529	1,550,555	44,422	-

3.       Advisory Approval of the Compensation of the Company’s Named Executive Officers. The stockholders approved the advisory vote on the compensation of the Company’s Named Executive Officers, based on the following votes:

			Broker
For	Against	Abstain	Non-Votes
28,718,930	14,786,942	47,458	14,190,176

4.       Advisory Approval of the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers. The stockholders voted, on an advisory basis, to hold an advisory vote to approve compensation of the Company’s Named Executive Officers every year, based on the following votes:

				Broker
1 Year	2 Years	3 Years	Abstain	Non-Votes
43,359,637	36,018	77,127	80,548	14,190,176

In line with this recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders every year until the next required advisory vote on the frequency of an executive compensation vote.

5.        Stockholder proposal to implement a majority voting standard in our governance documents if properly presented at the meeting. The stockholder proposal was not approved, based on the following votes:

			Broker
For	Against	Abstain	Non-Votes
16,102,215	27,265,944	185,171	14,190,176

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: June 11, 2019	By:	/s/ Peter Lops
	Name:	Peter Lops
	Title:	Chief Financial Officer